Fair Value Measurements	12 Months Ended
Dec. 31, 2014
Disclosure Text Block
Fair Value Measurements

NOTE 2 FAIR VALUE MEASUREMENTS

As of December 31, 2014 and 2013, TDS did not have any financial or nonfinancial assets or liabilities that were required to be recorded at fair value in its Consolidated Balance Sheet in accordance with GAAP.

The provisions of GAAP establish a fair value hierarchy that contains three levels for inputs used in fair value measurements. Level 1 inputs include quoted market prices for identical assets or liabilities in active markets. Level 2 inputs include quoted market prices for similar assets and liabilities in active markets or quoted market prices for identical assets and liabilities in inactive markets. Level 3 inputs are unobservable. A financial instrument's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. A financial instrument's level within the fair value hierarchy is not representative of its expected performance or its overall risk profile and, therefore, Level 3 assets are not necessarily higher risk than Level 2 assets or Level 1 assets.

TDS has applied the provisions of fair value accounting for purposes of computing the fair value of financial instruments for disclosure purposes as displayed below.

	Level within the Fair Value Hierarchy	December 31, 2014		December 31, 2013
		Book Value	Fair Value	Book Value	Fair Value
(Dollars in thousands)
Cash and cash equivalents	1	$471,901	$471,901	$830,014	$830,014
Short-term investments
U.S. Treasury Notes	1	-	-	50,104	50,104
Long-term debt
Retail	2	1,453,250	1,414,105	1,178,250	1,048,010
Institutional and other	2	537,471	518,322	537,454	512,635

Short-term investments are designated as held-to-maturity investments and recorded at amortized cost in the Consolidated Balance Sheet. For these investments, TDS' objective is to earn a higher rate of return on funds that are not anticipated to be required to meet liquidity needs in the near term, while maintaining a low level of investment risk.

The fair values of Cash and cash equivalents and Short-term investments approximate their book values due to the short-term nature of these financial instruments. Long-term debt excludes capital lease obligations and the current portion of Long-term debt. The fair value of “Retail” Long-term debt was estimated using market prices for TDS' 7.0% Senior Notes, 6.875% Senior Notes, 6.625% Senior Notes and 5.875% Senior Notes, and U.S. Cellular's 6.95% Senior Notes and 7.25% Senior Notes. TDS' “Institutional” debt consists of U.S. Cellular's 6.7% Senior Notes which are traded over the counter. TDS estimated the fair value of its Institutional and other debt through a discounted cash flow analysis using the interest rates or estimated yield to maturity for each borrowing, which ranged from 0.00% to 7.25% at December 31, 2014 and 0.00% to 7.35% at December 31, 2013.